UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2006
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1010269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17080 Newhope Street, Fountain Valley, California (Address of principal executive offices)	92708 (Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits.
Exhibit Index
SIGNATURES
Exhibit 10.1
Exhibit 99.1

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
      Item 1.01. Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     To the extent required by Item 2.03 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 2.03.
      Item 8.01. Other Events
     The information contained in Exhibits 10.1 and 99.1 to this Current Report is incorporated by reference into this Item 8.01.
     The Company has entered into three separate financing transactions with Whitebox Advisors and its affiliated entities (“Whitebox”). In September of 2004, the Company entered into a convertible debt financing of $6,550,000 aggregate principal amount with Whitebox in exchange for the issuance of convertible secured promissory notes and warrants to purchase shares of the Company (“Whitebox I”). The notes are secured by all of the assets of the Company, bear interest at an annual rate of 12% and require interest payments to be made on a quarterly basis. Unless converted on or prior to March 19, 2006, the entire outstanding principal balance was to be due in a lump sum payment together with all then accrued, but unpaid interest. The notes, or any portion thereof, are convertible at the election of Whitebox into an aggregate of 14,464,644 shares of the Company’s common stock. The warrants issued as part of Whitebox I are exercisable for an aggregate 14,423,512 shares of the Company’s common stock at a per share exercise price of $0.45.
     In March of 2005, the company entered into a convertible debt financing of $3,000,000 aggregate principal amount with Whitebox in exchange for the issuance of convertible secured promissory notes and warrants to purchase shares of the Company (“Whitebox II”). The notes are secured by all of the assets of the Company, bear interest at an annual rate of 8% and require interest payments to be made on a quarterly basis. Unless converted on or prior to September 18, 2006, the entire outstanding principal balance was to become due in a lump sum payment together with all then accrued, but unpaid interest. The notes, or any portion thereof, are convertible at the election of Whitebox into an aggregate of 5,650,731 shares of the Company’s common stock. The warrants issued as part of Whitebox II were exercisable for an aggregate 1,343,124 shares of the Company’s common stock at a per share exercise price of $0.88.
     In September of 2005, the company entered into a convertible debt financing of $7,000,000 aggregate principal amount with Whitebox in exchange for the issuance of convertible secured promissory notes and warrants to purchase shares of the Company (“Whitebox III”). The notes are secured by all of the assets of the Company, bear interest at an annual rate of 8% and require interest payments to be made on a quarterly basis. Beginning on April 30, 2007, and on the last day of each month thereafter, through and including August 2008, the Company is required to make aggregate principal payments of $250,000 on the Whitebox III notes. Further, subject to certain conditions, the Company has the right to prepay up to $99,250 of principal due under the Whitebox III notes on the last day of each month at any time prior to the maturity date by the issuance of its common stock. Unless converted on or prior to September 7, 2008, the unpaid and outstanding principal balance is due in a lump sum payment together with all then accrued, but unpaid interest. The notes, or any portion thereof, are convertible at the election of Whitebox into an aggregate number of shares of the Company’s common stock determined by dividing the outstanding principal amount due under the notes to be converted by the quotient arrived at by dividing $250,000,000 by an amount equal to the total number of outstanding shares of common stock of the company on fully diluted, as converted basis (but excluding the conversion or exercise of the notes or warrants issued as part of Whitebox III and excluding up to 13,500,000 options that may be issued pursuant to an option plan approved by the Company’s board of directors). The warrants issued as part of Whitebox III were exercisable for an aggregate 1,609,197 shares of the Company’s common stock at a per share exercise price of $0.87. Further, in connection with Whitebox III, Whitebox entered into an agreement amending the secured convertible promissory notes and the warrants issued in the Whitebox I and Whitebox II so that the total number of shares of Company’s common stock that may be acquired upon conversion of such notes or exercise of any such warrants shall be limited to the extent necessary to ensure that, following such conversion or exercise, the total number of shares of the Company’s common stock owned by Whitebox does not exceed 9.99% of the outstanding shares of the Company.
     On March 30, 2006, the Registrant entered into agreement amending the notes and warrants issued in connection with Whitebox I, Whitebox II and Whitebox III, among other things, as follows:
-	The maturity dates on each of the Whitebox I and Whitebox II notes was extended until July 1, 2007.
-	The commencement of payments of principal due under the Whitebox III notes was extended from April 30, 2007 until July 1, 2007.
-	The per share exercise price of the warrants issued in connection with Whitebox II and Whitebox III was changed to $0.45.
-	The unpaid principal balance under the Whitebox I, Whitebox II and Whitebox III notes hereof from time to time outstanding shall bear interest at the rate of eight percent (8%) per annum if Maker raises $10 million or more in equity financing on or before July 31, 2006. Notwithstanding the preceding, if Maker raises at least $10 million in capital on or before July 31, 2006, but such capital consists of less than $10 million of equity financing, then commencing on September 18, 2006 , as to the Whitebox II Notes, and September 7, 2007, as to the Whitebox III notes, the interest rates under such notes shall be nine percent (9%) per annum. Further, if Maker fails to raise $10 million of capital by July 31, 2006, then commencing on September 18, 2006 , as to the Whitebox II Notes, and September 7, 2007, as to the Whitebox III notes, the interest rate under such notes shall be twelve percent (12%) per annum.
-	The interest payments due on March 31, 2006 under the Whitebox I, Whitebox II and Whitebox III notes is deferred to July 31, 2006.
-	The Company agrees to file a registration statement with the Securities and Exchange Commission on or before April 10, 2006 covering all of the securities issuable to Whitebox upon conversion of its notes or exercise of its warrants. If the Company fails to file the registration by such date, the amendment terminates and the notes and warrants will revert back to their original terms.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired.
Not applicable
(b)	Pro forma financial information.

Not applicable
Exhibit Index
(c)	Exhibits.
10.1	Amendment to Secured Convertible Promissory Notes and Warrants, dated September 30, 2006, by and between Sutura, Inc. and certain other parties thereto.

99.1	Press release announcing the execution of the Amendment to Secured Convertible Promissory Notes and Warrants.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC.

(Registrant)

Date: March 31, 2006
/s/ Anthony Nobles

Anthony Nobles
President, Chief Executive Officer, Chairman of the Board